MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND



FUND LOGO



Annual Report

July 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%--4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The recent relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Fiscal Year in Review
For the year ended July 31, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +1.28%, +0.77%, +0.67% and +1.18%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3--5 of this report to shareholders.) As a result of our efforts this year, the Fund generated total returns for the 12-month period ended July 31, 2000 that underperformed the average return for all Ohio Municipal Debt Funds, as measured by Lipper Analytical Services, Inc.

With interest rates under pressure for much of the fiscal year ended July 31, 2000, our portfolio strategy focused on seeking to insulate the Fund from volatility, while still maintaining an attractive dividend. As an asset class, tax-exempt bonds faced tough competition from a surging equity market as well as mounting pressures from a monetary policy designed to curb economic growth and prevent inflation. Until recently, investor appetite for tax-exempt products had waned, as demonstrated by the consistent outflows throughout the mutual fund industry. This environment was also characterized by declining year-over-year municipal issuance.

In our last letter to shareholders, we spoke of the various factors contributing to the tax-exempt market's weak performance relative to the Treasury market. At the same time, we noted the compelling value reflected in the yields available on medium-term--long-term tax-exempt securities and our growing level of comfort with evolving market fundamentals. Given this investment outlook, we positioned the Fund in an effort to further benefit from both a decline in interest rates and a renewed investor appetite for municipal bonds.

Initially, portfolio activity consisted primarily of efforts to modestly extend duration (a measure of sensitivity to interest rate fluctuations) as well as to upgrade the average credit quality of our investments. Credit spreads, having already widened appreciably throughout 1999, were still viewed as susceptible to additional pressure and a potential drag on a fixed-income portfolio in a declining interest rate environment. Our efforts, in conjunction with maintaining minimal cash reserves, produced consistent results in the Fund's performance for the second half of the fiscal year ended July 31, 2000. In an effort to limit volatility, we shifted our portfolio strategy to achieve a more neutral position. While market fundamentals remain positive, the extent of the recent rally, combined with the uncertain outcome of the November elections, suggests a more cautious approach in the near term.

The state of Ohio continues to exhibit strong economic and financial trends based on increasing state revenues and a strengthening and diversified economy. The state government continues to conservatively manage its fiscal policy with established reserves, moderate debt levels and a commitment to improving state programs. An Ohio Supreme Court decision requiring major changes to Ohio's school funding arrangements poses a significant but manageable challenge to the state's future budget-balancing efforts.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000



In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



August 31, 2000



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of ML Ohio Municipal Bond Fund's Class A and Class B Shares compared to growth of the Lehman Brothers Municipal Bond Index++++. Beginning and ending values are:

                                      2/28/92**       7/00

ML Ohio Municipal Bond Fund++--
Class A Shares*                       $ 9,600        $15,619

ML Ohio Municipal Bonnd Fund++--
Class B Shares*                       $10,000        $15,589

Lehman Brothers Municipal
Bond Index++++                        $10,000        $17,100


A line graph depicting the growth of ML Ohio Municipal Bond Fund's Class C and Class D Shares compared to growth of the Lehman Brothers Municipal Bond Index++++. Beginning and ending values are:

                                     10/21/94**       7/00

ML Ohio Municipal Bond Fund++--
Class C Shares*                       $10,000        $13,357

ML Ohio Municipal Bonnd Fund++--
Class D Shares*                       $ 9,600        $13,207

Lehman Brothers Municipal
Bond Index++++                        $10,000        $14,849


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Ohio Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

    Past performance is not predictive of future performance.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 6/30/00                     +0.38%         -3.63%
Five Years Ended 6/30/00                   +4.79          +3.94
Inception (2/28/92)
through 6/30/00                            +5.85          +5.33

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 6/30/00                     -0.13%         -3.85%
Five Years Ended 6/30/99                   +4.26          +4.26
Inception (2/28/92)
through 6/30/00                            +5.31          +5.31

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 6/30/00                     -0.13%         -1.07%
Five Years Ended 6/30/00                   +4.16          +4.16
Inception (10/21/94)
through 6/30/00                            +4.99          +4.99

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without  % Return With
                                       Sales Charge     Sales Charge**

Class D Shares*

One Year Ended 6/30/00                     +0.28%         -3.73%
Five Years Ended 6/30/00                   +4.67          +3.82
Inception (10/21/94)
through 6/30/00                            +5.51          +4.75

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent Performance Results*
                                                                  6 Month          12 Month    Since Inception    Standardized
As of July 31, 2000                                             Total Return     Total Return    Total Return     30-Day Yield
ML Ohio Municipal Bond Fund Class A Shares                         +5.90%           +1.28%          +62.69%            4.59%
ML Ohio Municipal Bond Fund Class B Shares                         +5.64            +0.77           +55.89             4.27
ML Ohio Municipal Bond Fund Class C Shares                         +5.58            +0.67           +33.57             4.17
ML Ohio Municipal Bond Fund Class D Shares                         +5.85            +1.18           +37.58             4.49

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's since inception periods are from 2/28/92 for Class A & Class
 B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face
Ratings Ratings  Amount                                  Issue                                                    Value

Ohio--102.2%
AAA    Aaa     $ 2,000    Brunswick, Ohio, City School District, GO, Refunding (School Improvements), 5%
                          due 12/01/2023 (b)                                                                    $  1,829

NR*    Ba2       1,800    Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental Airlines
                          Inc. Project), AMT, 5.70% due 12/01/2019                                                 1,542

AAA    Aaa       1,000    Cleveland, Ohio, GO, Refunding, 4.625% due 10/01/2018 (d)                                  875

AAA    Aaa         150    Cleveland, Ohio, Waterworks Revenue Bonds, First Mortgage F-92, Series A, 6.25%
                          due 1/01/2015 (b)                                                                          156

AAA    Aaa       1,015    Columbus, Ohio, Limited Tax, GO, Series 1, 4.625% due 6/15/2018                            898

NR*    NR*       1,000    Cuyahoga County, Ohio, Health Care Facilities Revenue Refunding Bonds (Benjamin
                          Rose Institute Project), 5.50% due 12/01/2028                                              767

A1+    VMIG1++   1,000    Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic), VRDN, Series
                          D, 4.30% due 1/01/2026 (i)                                                               1,000

BBB    NR*       1,000    Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery Air Freight),
                          Series A, 5.625% due 2/01/2018                                                             896

AAA    NR*       1,600    Forest Hills, Ohio, Local School District, GO, 6.25% due 12/01/2020 (d)                  1,687

NR*    Aa3       1,000    Franklin County, Ohio, Hospital Improvement Revenue Bonds (Children's Hospital
                          Project), 5% due 5/01/2018                                                                 898

NR*    Baa3      1,000    Franklin County, Ohio, Hospital Revenue Bonds (Doctors of Ohio Health Corp.),
                          Series A, 5.60% due 12/01/2028                                                             724

AAA    Aaa       1,200    Huron County, Ohio, GO, Human Services Building, 7.25% due 12/01/2013 (d)                1,347

AA     NR*       1,500    Knox County, Ohio, Hospital Facilities Revenue Refunding Bonds (Knox Community
                          Hospital), 5% due 6/01/2012                                                              1,461

AAA    Aaa       1,740    Lakota, Ohio, Local School District, GO, 7% due 12/01/2010 (b)                           2,038

A+     NR*       1,660    Loveland, Ohio, City School District, GO, 6.65% due 12/01/2002 (g)                       1,769

NR*    NR*       2,000    Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125% due
                          12/01/2004 (g)                                                                           2,122

AAA    Aaa       2,500    Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds (YHA Inc.
                          Project), Series A, 7% due 10/15/2002 (d)(g)                                             2,563

A      A2        2,000    Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp.
                          Project), AMT, 6.75% due 7/01/2014                                                       2,237

AAA    Aaa       3,000    North Canton, Ohio, City School District GO, 6.70% due 12/01/2004 (b)(g)                 3,296
                          Ohio HFA, Mortgage Revenue Bonds, AMT (e):
NR*    Aaa       1,220      Series A-1, 6.15% due 3/01/2029                                                        1,232
AAA    Aaa         865      Series B-2, 6.70% due 3/01/2025                                                          895


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P     Moody's   Face
Ratings Ratings  Amount                                  Issue                                                    Value

Ohio (concluded)
AAA    Aaa     $   675    Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B, 9.01% due
                          3/31/2031 (a)(e)                                                                      $    710

                          Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                          (Cincinnati Gas and Electric), VRDN (i):
A1+    VMIG1++     700      Series A, 4.25% due 9/01/2030                                                            700
A1+    VMIG1++   1,700      Series B, 4.25% due 9/01/2030                                                          1,700

BBB    Baa1      1,500    Ohio State Environmental Improvement Revenue Refunding Bonds (USX
                          Corporation Project), 5.625% due 5/01/2029                                               1,339

NR*    NR*       1,000    Ohio State Higher Educational Facility, Commission Revenue Bonds (University
                          of Findlay Project), 6.125% due 9/01/2016                                                1,010

AA     Aa2       1,000    Ohio State Higher Educational Facility, Commission Revenue Refunding Bonds
                          (Case Western Reserve University), Series D, 6.25% due 7/01/2014                         1,107

AA     Aa3       1,410    Ohio State Higher Educational Facility, Revenue Refunding Bonds (Case Western
                          Reserve University), 6.25% due 10/01/2016                                                1,546

BBB+   Baa1      2,000    Ohio State Solid Waste Disposal Revenue Bonds (USG Corporation Project), AMT,
                          5.65% due 3/01/2033                                                                      1,759

AAA    Aaa       1,000    Ohio State Water Development Authority, Pollution Control Facilities Revenue
                          Refunding Bonds (Pennsylvania Power Co. Project), 6.15% due 8/01/2023 (b)                1,027

AAA    Aaa       1,750    Olentangy, Ohio, Local School District, GO (School Facilities Construction
                          and Improvement), 5.50% due 12/01/2020 (h)                                               1,729

AA     NR*         525    Reading, Ohio, Development Revenue Bonds (Sisters of Notre Dame-Saint Mary's
                          Educational Institute), 5.85% due 2/01/2015                                                530

AAA    Aaa         250    Southwest Licking, Ohio, Local School District, GO, 5.75% due 12/01/2015 (c)               262

NR*    Aaa       1,125    Springfield, Ohio, GO, Refunding, 6% due 12/01/2023 (c)                                  1,166

AAA    Aaa       1,000    Summit County, Ohio, GO, Refunding, 6.50% due 12/01/2016 (c)                             1,100

AAA    Aaa       2,405    Toledo, Ohio, Sewer System Revenue Refunding & Improvement Bonds, Mortgage,
                          4.75% due 11/15/2017 (d)                                                                 2,158

NR*    Aa3       1,000    Toledo-Lucas County, Ohio, Port Authority Revenue Refunding Bonds (Cargill
                          Inc.Project), 5.90% due 12/01/2015                                                       1,013

AAA    Aaa       2,000    Westerville, Ohio, Minerva Park and Blendon Township, Joint Hospital
                          District Revenue Refunding Bonds (St. Ann's Hospital), Series B, 7% due
                          9/15/2012 (b)(f)                                                                         2,092

Total Investments (Cost--$49,857)--102.2%                                                                         51,180

Liabilities in Excess of Other Assets--(2.2%)                                                                     (1,084)
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 50,096
                                                                                                                ========


(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)FSA Insured.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000
Assets:             Investments, at value (identified cost--$49,856,782)                                    $ 51,179,898
                    Cash                                                                                           3,013
                    Receivables:
                      Interest                                                             $    667,799
                      Beneficial interest sold                                                  200,007          867,806
                                                                                           ------------
                    Prepaid expenses and other assets                                                              1,132
                                                                                                            ------------
                    Total assets                                                                              52,051,849
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,722,508
                      Beneficial interest redeemed                                               66,501
                      Dividends to shareholders                                                  44,643
                      Investment adviser                                                         21,841
                      Distributor                                                                16,314        1,871,807
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        83,815
                                                                                                            ------------
                    Total liabilities                                                                          1,955,622
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 50,096,227
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     59,800
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        373,657
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         20,304
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         40,631
                    Paid-in capital in excess of par                                                          51,754,274
                    Accumulated realized capital losses on investments--net                                   (2,090,102)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net                                                                 (1,385,453)
                    Unrealized appreciation on investments--net                                                1,323,116
                                                                                                            ------------
                    Net assets                                                                              $ 50,096,227
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $6,059,799 and 597,999 shares
                    of beneficial interest outstanding                                                      $      10.13
                                                                                                            ============
                    Class B--Based on net assets of $37,863,580 and 3,736,568 shares
                    of beneficial interest outstanding                                                      $      10.13
                                                                                                            ============
                    Class C--Based on net assets of $2,057,260 and 203,035 shares
                    of beneficial interest outstanding                                                      $      10.13
                                                                                                            ============
                    Class D--Based on net assets of $4,115,588 and 406,305 shares
                    of beneficial interest outstanding                                                      $      10.13
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  3,325,481
Income:

Expenses:           Investment advisory fees                                               $    310,510
                    Account maintenance and distribution fees--Class B                          211,399
                    Professional fees                                                            59,111
                    Accounting services                                                          48,681
                    Printing and shareholder reports                                             31,350
                    Transfer agent fees--Class B                                                 19,531
                    Account maintenance and distribution fees--Class C                           13,165
                    Trustees' fees and expenses                                                   6,070
                    Custodian fees                                                                5,755
                    Pricing fees                                                                  4,859
                    Account maintenance fees--Class D                                             4,858
                    Registration fees                                                             3,800
                    Transfer agent fees--Class A                                                  2,634
                    Transfer agent fees--Class D                                                  1,795
                    Transfer agent fees--Class C                                                  1,029
                    Other                                                                         2,784
                                                                                           ------------
                    Total expenses                                                                               727,331
                                                                                                            ------------
                    Investment income--net                                                                     2,598,150
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,610,120)
Unrealized          Change in unrealized appreciation on investments--net                                        (80,009)
Loss on                                                                                                     ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $    (91,979)
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                  For the Year
                                                                                                  Ended July 31,
Increase (Decrease) in Net Assets:                                                             2000             1999
Operations:         Investment income--net                                                 $  2,598,150     $  3,158,160
                    Realized gain (loss) on investments--net                                 (2,610,120)       1,806,200
                    Change in unrealized appreciation on investments--net                       (80,009)      (4,057,372)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations             (91,979)         906,988
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (357,104)        (438,546)
Shareholders:         Class B                                                                (1,905,493)      (2,333,145)
                      Class C                                                                   (96,674)        (112,661)
                      Class D                                                                  (238,879)        (273,808)
                    Realized gain on investments--net:
                      Class A                                                                        --          (82,802)
                      Class B                                                                        --         (518,154)
                      Class C                                                                        --          (24,689)
                      Class D                                                                        --          (76,467)
                    In excess of realized gain on investments--net:
                      Class A                                                                  (181,498)              --
                      Class B                                                                (1,029,522)              --
                      Class C                                                                   (51,882)              --
                      Class D                                                                  (122,551)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,983,603)      (3,860,272)
                                                                                           ------------     ------------
Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                            (14,461,235)      (1,012,661)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                            (18,536,817)      (3,965,945)
                    Beginning of year                                                        68,633,044       72,598,989
                                                                                           ------------     ------------
                    End of year                                                            $ 50,096,227     $ 68,633,044
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                                   Class A
from information provided in the financial statements.                            For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $  10.77   $  11.21  $  11.17  $  10.70   $  10.56
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .51        .52       .55       .55        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.40)      (.34)      .04       .47        .14
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .11        .18       .59      1.02        .68
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.51)      (.52)     (.55)     (.55)      (.54)
                      Realized gain on investments--net                     --       (.10)       --        --         --
                      In excess of realized gain on
                      investments--net                                    (.24)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.75)      (.62)     (.55)     (.55)      (.54)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.13   $  10.77  $  11.21  $  11.17   $  10.70
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.28%      1.59%     5.43%     9.80%      6.56%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .87%       .92%      .83%      .80%       .87%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.00%      4.70%     4.92%     5.07%      5.03%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  6,060   $  9,161  $  9,252  $  8,506   $  7,281
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  57.46%     82.55%    35.46%    52.57%    118.21%
                                                                      ========   ========  ========  ========   ========



                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                  Class B
from information provided in the financial statements.                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997      1996
Per Share           Net asset value, beginning of year                $  10.77   $  11.21  $  11.17  $  10.70   $  10.56
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .46        .47       .50       .49        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.40)      (.34)      .04       .47        .14
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .06        .13       .54       .96        .63
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.46)      (.47)     (.50)     (.49)      (.49)
                      Realized gain on investments--net                     --       (.10)       --        --         --
                      In excess of realized gain on
                      investments--net                                    (.24)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.70)      (.57)     (.50)     (.49)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.13   $  10.77  $  11.21  $  11.17   $  10.70
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                    .77%      1.08%     4.90%     9.25%      6.01%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.38%      1.43%     1.34%     1.31%      1.38%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.49%      4.19%     4.41%     4.56%      4.52%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 37,864   $ 50,892  $ 55,554  $ 60,072   $ 64,397
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  57.46%     82.55%    35.46%    52.57%    118.21%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                  Class C
from information provided in the financial statements.                           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998     1997       1996
Per Share           Net asset value, beginning of year                $  10.77   $  11.21  $  11.17  $  10.70   $  10.56
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .44        .46       .48       .48        .48
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.40)      (.34)      .04       .47        .14
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .04        .12       .52       .95        .62
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions from:
                      Investment income--net                              (.44)      (.46)     (.48)     (.48)      (.48)
                      Realized gain on investments--net                     --       (.10)       --        --         --
                      In excess of realized gain on
                      investments--net                                    (.24)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.68)      (.56)     (.48)     (.48)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.13   $  10.77  $  11.21  $  11.17   $  10.70
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                    .67%       .98%     4.79%     9.14%      5.90%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.48%      1.53%     1.44%     1.41%      1.49%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.39%      4.08%     4.31%     4.46%      4.42%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  2,057   $  2,713  $  2,526  $  2,412   $  2,720
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  57.46%     82.55%    35.46%    52.57%    118.21%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                                   Class D
from information provided in the financial statements.                            For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $  10.77   $  11.21  $  11.16  $  10.70   $  10.56
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50        .51       .54       .54        .53
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.40)      (.34)      .05       .46        .14
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .10        .17       .59      1.00        .67
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions from:
                      Investment income--net                              (.50)      (.51)     (.54)     (.54)      (.53)
                      Realized gain on investments--net                     --       (.10)       --        --         --
                      In excess of realized gain on
                      investments--net                                    (.24)        --        --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.74)      (.61)     (.54)     (.54)      (.53)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.13   $  10.77  $  11.21  $  11.16   $  10.70
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   1.18%      1.49%     5.42%     9.60%      6.45%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .97%      1.02%      .93%      .90%       .97%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.90%      4.59%     4.82%     4.97%      4.93%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $  4,115   $  5,867  $  5,267  $  4,310   $  3,513
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  57.46%     82.55%    35.46%    52.57%    118.21%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for future transactions and post-October losses.



Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


2. Investment Advisory Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account            Distribution
                         Maintenance Fee            Fee

Class B                       .25%                 .25%
Class C                       .25%                 .35%
Class D                       .10%                  --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            FAMD       MLPF&S

Class A                     $ 22       $  283
Class D                     $408       $4,316


For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $40,765 and $86 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $517 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000, were $31,357,715 and $47,206,306, respectively.

Net realized gains (losses) for the year ended July 31, 2000 and net unrealized gains (losses) as of July 31, 2000 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments.            $(2,738,314)   $ 1,323,116
Financial futures contracts           128,194             --
                                  -----------    -----------
Total                             $(2,610,120)   $ 1,323,116
                                  ===========    ===========


As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,323,116, of which $2,002,427 related to appreciated securities and $679,311 related to depreciated securities. The aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $49,856,782.


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $14,461,235 and $1,012,661 for the years ended July 31, 2000 and July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares
For the Year Ended                                  Dollar
July 31, 2000                         Shares        Amount

Shares sold                            44,863   $    453,112
Shares issued to share-
holders in reinvestment of
dividends and distributions            32,167        323,755
                                  -----------   ------------
Total issued                           77,030        776,867
Shares redeemed                      (329,401)    (3,328,352)
                                  -----------   ------------
Net decrease                         (252,371)  $ (2,551,485)
                                  ===========   ============


Class A Shares
For the Year Ended                                  Dollar
July 31, 1999                         Shares        Amount

Shares sold                           189,937   $  2,132,490
Shares issued to share-
holders in reinvestment of
dividends and distributions            26,959        301,021
                                  -----------   ------------
Total issued                          216,896      2,433,511
Shares redeemed                      (191,628)    (2,144,491)
                                  -----------   ------------
Net increase                           25,268   $    289,020
                                  ===========   ============


Class B Shares
For the Year Ended                                  Dollar
July 31, 2000                         Shares        Amount

Shares sold                           271,408   $  2,765,352
Shares issued to share-
holders in reinvestment of
dividends and distributions           152,050      1,529,598
                                  -----------   ------------
Total issued                          423,458      4,294,950
Automatic conversion of
shares                                (33,581)      (348,151)
Shares redeemed                    (1,377,200)   (13,956,528)
                                  -----------   ------------
Net decrease                         (987,323)  $(10,009,729)
                                  ===========   ============


Class B Shares
For the Year Ended                                  Dollar
July 31, 1999                         Shares        Amount

Shares sold                           646,773   $  7,277,335
Shares issued to share-
holders in reinvestment of
dividends and distributions           128,730      1,438,427
                                  -----------   ------------
Total issued                          775,503      8,715,762
Automatic conversion of
shares                                (15,109)      (168,630)
Shares redeemed                      (990,985)   (11,008,358)
                                  -----------   ------------
Net decrease                         (230,591)  $ (2,461,226)
                                  ===========   ============


Class C Shares
For the Year Ended                                  Dollar
July 31, 2000                         Shares        Amount

Shares sold                            19,805   $    198,840
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,571         76,159
                                  -----------   ------------
Total issued                           27,376        274,999
Shares redeemed                       (76,157)      (777,562)
                                  -----------   ------------
Net decrease                          (48,781)  $   (502,563)
                                  ===========   ============


Class C Shares
For the Year Ended                                  Dollar
July 31, 1999                         Shares        Amount

Shares sold                           114,969   $  1,292,429
Shares issued to share-
holders in reinvestment of
dividends and distributions             7,613         85,119
                                  -----------   ------------
Total issued                          122,582      1,377,548
Shares redeemed                       (96,023)    (1,069,071)
                                  -----------   ------------
Net increase                           26,559   $    308,477
                                  ===========   ============


Class D Shares
For the Year Ended                                  Dollar
July 31, 2000                         Shares        Amount

Shares sold                           100,119   $  1,036,036
Automatic conversion
of shares                             33,583         348,151
Shares issued to share-
holders in reinvestment of
dividends and distributions            19,074        191,717
                                  -----------   ------------
Total issued                          152,776      1,575,904
Shares redeemed                      (291,291)    (2,973,362)
                                  -----------   ------------
Net decrease                         (138,515)  $ (1,397,458)
                                  ===========   ============


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

Class D Shares
For the Year Ended                                  Dollar
July 31, 1999                         Shares        Amount

Shares sold                           453,317   $  5,101,859
Automatic conversion
of shares                              15,115        168,630
Shares issued to share-
holders in reinvestment of
dividends and distributions            12,986        144,755
                                  -----------   ------------
Total issued                          481,418      5,415,244
Shares redeemed                      (406,546)    (4,564,176)
                                  -----------   ------------
Net increase                           74,872   $    851,068
                                  ===========   ============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and other lenders. The funds may borrow money for temporary or emergency purchases to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended July 31, 2000.


6. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $763,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Ohio Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
September 6, 2000
</AUDIT-REPORT>


Merrill Lynch Ohio Municipal Bond Fund
July 31, 2000


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Ohio Municipal Bond Fund during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund paid a long-term capital gains distribution of $.240846 per share, payable on December 31, 1999 to shareholders of record as of December 20, 1999. The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863